Filed Pursuant to Rule 497(e)
                                                              Registrations Nos.
                                                                        33-25716
                                                                        811-5697



                                [GRAPHIC OMITTED]


                                 DEM EQUITY FUND
                                 INVESTOR SHARES


                          SUPPLEMENT DATED JUNE 1, 2002
                     TO THE PROSPECTUSES DATED MARCH 1, 2002


         This Supplement updates certain information contained in the Prospectus and Statement of Additional Information ("SAI") of DEM Equity Fund Investor Shares dated March 1, 2002. You can obtain an additional copy of any Prospectus or SAI, free of charge, by writing to the Fund at World Trade Center - Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202, or by calling 800-752-1013.

THE SECTION ENTITLED "FEES AND EXPENSES" APPEARING ON PAGES 4-5 OF THE PROSPECTUS IS REPLACED BY THE FOLLOWING:

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor shares of the fund.

ANNUAL FUND OPERATING EXPENSES



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases .............................................                        4.75%
Maximum Deferred Sales Charge (Load) .........................................................                           0%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions ..........                           0%
Redemption Fee ...............................................................................                           0%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1
Management Fees ..............................................................................                        0.90%
Distribution (12b-1) Fee 2 ...................................................................                        0.75%
Other Expenses ...............................................................................                        1.64%
Total Annual Fund Operating Expenses .........................................................                        3.29%


1.  Expenses set forth in the table have been restated to reflect current fees.

2. The Chapman Co., the fund's distributor, receives a fee for stockholder servicing and distribution services at an annual rate of up to a total of 0.75% (up to 0.25% stockholder service fee and 0.50% distribution fee) of the average daily net assets of the fund attributable to the Investor Shares offered by this Prospectus. The Chapman Co. has voluntarily limited such fee to an aggregate of 0.50% (up to 0.25% stockholder service fee and 0.25% distribution fee) of average daily assets. However, there is no guarantee that The Chapman Co. will continue to voluntarily limit the amount of such fee beyond October 31, 2002. By paying a distribution fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.




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
                                                   Filed Pursuant to Rule 497(e)
                                                              Registrations Nos.
                                                                        33-25716
                                                                        811-5697


     EXAMPLE. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods. If the investment were redeemed at the end of each period, the amounts set forth below would not change.



1 Year  ......................................................                    $  791
3 Years ......................................................                     1,439
5 Years ......................................................                     2,110
10 Years .....................................................                     3,890


     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

UNDER THE SECTION ENTITLED "BY WIRE" ON PAGE 11 OF THE PROSPECTUS, THE FOLLOWING SENTENCE IS ADDED:

The fund imposes a $9.00 charge on redemptions by wire transfer.

UNDER THE SECTION ENTITLED "THE INVESTMENT ADVISOR" IN THE SAI, THE PHRASE "INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT IN FIRST SENTENCE IS REPLACED BY THE TERM "INVESTMENT ADVISORY AGREEMENT." IN THE SAME SECTION, THE PARAGRAPH RELATING TO THE CONTRACTUAL LIMITATION ON OPERATING EXPENSES HAS BEEN DELETED.



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